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                                   EXHIBIT 24

                               STERIS CORPORATION
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and by these presents does hereby make, constitute and appoint, David C. Dvorak, Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, his true and lawful attorney, for him and in his name, place and stead to affix, as attorney-in-fact, his signature as Director or Officer or both, as the case may be, of STERIS Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments thereto filed with the Securities and Exchange Commission with respect to 1,650,000 Common Shares of the Corporation issuable or issued in connection with the STERIS Corporation 1998 Long-Term Incentive Stock Plan, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after July 23, 2000.

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 23rd day of July, 1998.

 \s\ Michael A. Keresman, III               Senior Vice President and Chief Financial Officer
- -----------------------------               (Principal Financial Officer and Principal Accounting
Michael A. Keresman, III                     Officer)


 \s\ Raymond A. Lancaster                   Director
- -----------------------------
Raymond A. Lancaster

 \s\ Thomas J. Magulski                     Director
- -----------------------------
Thomas J. Magulski

 \s\ J.B. Richey                            Director
- -----------------------------
J.B. Richey

 \s\ Jerry E. Robertson                     Director
- -----------------------------
Jerry E. Robertson

 \s\ Frank E. Samuel, Jr.                   Director
- -----------------------------
Frank E. Samuel, Jr.

 \s\ Bill R. Sanford                        President, Chief Executive Officer and Chairman
- ------------------------------              of the Board of Directors (Principal Executive Officer)
Bill R. Sanford

 \s\ Loyal W. Wilson                        Director
- ------------------------------
Loyal W. Wilson